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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 3, 2006

                        GRANITE CONSTRUCTION INCORPORATED
             (Exact name of registrant as specified in its charter)

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            Delaware                    1-12911                77-0239383
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                  585 West Beach Street
                 Watsonville, California                         95076
        (Address of principal executive offices)               (Zip Code)

                                 (831) 724-1011
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 3, 2006, Granite Construction Incorporated (the "Company") issued a press release with respect to its earnings for the quarter ended December 31, 2006, a copy of which is attached as Exhibit 99.1.

        The information set forth is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall the information, including the Exhibit, be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibit is attached hereto and furnished herewith:

Exhibit
Number    Exhibit Title
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99.1 Press Release of Registrant, dated February 3, 2006, its fourth quarter financial results preannouncement

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GRANITE CONSTRUCTION INCORPORATED


Date:  February 3, 2006                        By: /s/   William E. Barton
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                                                   William E. Barton
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number    Document
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99.1 Press Release of Registrant, dated February 3, 2006, its fourth quarter financial results preannouncement